UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2012 (May 25, 2012)

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 150 Minnetonka, MN	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 629-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 25, 2012, Two Harbors Investment Corp. (the “Company”) entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with JMP Securities LLC (“JMP”) and Keefe, Bruyette & Woods, Inc. (“KBW”; JMP and KBW are each referred to as a “Placement Agent” and collectively as the “Placement Agents”). Under the terms of the Equity Distribution Agreement, the Company may sell up to an aggregate of 20,000,000 shares (the “Shares”) of its common stock, par value $0.01 per share, from time to time through either of the Placement Agents, acting as agent and/or principal.

Sales of the Shares, if any, may be made in any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, on any other existing trading market for the Shares or to or through a market maker. Under the Equity Distribution Agreement, either Placement Agent (at the Company’s election) will use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Shares as directed by the Company. The compensation payable to the Placement Agents for sales of Shares pursuant to the Equity Distribution Agreement will be 2.0% of the gross proceeds from such sales of Shares, and will be shared equally between the Placement Agents.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (No. 333-180791) (the “Registration Statement”), including the prospectus, dated May 18, 2012, and the prospectus supplement, dated May 25, 2012, as the same may be amended or supplemented.

The Company has agreed to indemnify the Placement Agents against certain specified types of liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments the Placement Agents may be required to make in respect of these liabilities. The Placement Agents or their respective affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and have provided and may in the future provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and expenses.

The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the entire Equity Distribution Agreement, a copy of which is attached hereto as Exhibit 1.1, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represents, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

(d) Exhibits.

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated as of May 25, 2012, by and among the Company, JMP Securities LLC and Keefe, Bruyette & Woods, Inc.

5.1	Legal Opinion of SNR Denton US LLP.

8.1	Tax Opinion of SNR Denton US LLP.

23.1	Consent of SNR Denton US LLP (included in Exhibit 5.1).

23.2	Consent of SNR Denton US LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Secretary and Deputy General Counsel

Date: May 25, 2012